Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Pacific Gas and Electric Company for the year ended December 31, 2013 (“Form 10-K”), I, Christopher P. Johns, President of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

CHRISTOPHER P. JOHNS
CHRISTOPHER P. JOHNS
President

February 11, 2014

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Pacific Gas and Electric Company for the quarter ended September 30, 2013 (“Form 10-K”), I, Dinyar B. Mistry, Vice President, Chief Financial Officer, and Controller of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

DINYAR B. MISTRY
DINYAR B. MISTRY
Vice President, Chief Financial Officer, and Controller

February 11, 2014